                                                                    EXHIBIT 99.1

                              EMPLOYMENT AGREEMENT

            This  EMPLOYMENT  AGREEMENT (the  "Agreement") is entered into as of
May 23, 2005 (the "Commencement  Date"), by and between Empire Resorts,  Inc., a
Delaware  corporation  (the  "Company"),  and David P. Hanlon (the  "Executive")
(hereinafter collectively referred to as "the Parties").

                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS,  the Company  desires to employ the  Executive and to enter into an agreement  embodying  the terms of such  employment  (together  with its
Exhibit,  this  "Agreement")  and the  Executive  desires  to  enter  into  this
Agreement and to accept such employment,  subject to the terms and provisions of this Agreement;

            NOW,  THEREFORE,  in  consideration  of the  premises and the mutual covenants and promises of the parties contained herein,  the parties,  intending to be legally bound, hereby agree as follows:

            1. TERM. The term of employment  under this  Agreement  shall be for the  period  beginning  on  the  Commencement  Date  and  ending  on  the  third anniversary of the Commencement  Date (the "Initial Term");  PROVIDED,  HOWEVER,
that the Initial Term shall thereafter be automatically  extended for additional one-year periods  (together with the Initial Term, the "Term") unless either the
Company or the Executive  gives the other written notice at least 180 days prior to the then-scheduled  expiration of the Term that such Party is electing not to so extend the Term.  Notwithstanding  the  foregoing,  the Term shall end on the date on which the Executive's  employment is earlier  terminated by either party in accordance with the provisions of Section 11 of this Agreement.

            2. EMPLOYMENT.

               (a) POSITION.  The Executive  shall be employed by the Company as the Chief Executive  Officer and President of the Company as of the Commencement
Date. The Executive  shall be responsible  for the day-to-day  operations of the
Company  and  exercise  the  authority  customarily  performed,  undertaken  and exercised by persons  employed in a similar  executive  capacity.  The Executive shall  report to the Board of  Directors.  The  Executive's  principal  place of employment  shall,  from time to time,  be at such  location  that is reasonably convenient  for  him to  exercise  day to day  supervision  over  the  Company's operations and development projects.

               (b) BOARD MEMBERSHIP.  The Executive is currently a member of the
Board of  Directors of the  Company.  The Company  shall use its best efforts to cause the  Executive to be nominated  for election to the Board during the Term, subject at all times to the  Company's  obligations  under  applicable  laws and regulations.

               (c) OBLIGATIONS. The Executive agrees to devote substantially his full  business  time and  attention  to the business and affairs of the Company.
Anything  herein to the contrary  notwithstanding,  nothing  shall  preclude the
Executive from (i) continuing his activities with respect to projects summarized in  Exhibit  A  hereto,  (ii)  serving  on the  boards  of  directors  of  trade associations  and/or  charitable  organizations,  (iii)  engaging in  charitable activities and community affairs, and (iv) managing his personal investments and affairs,  provided that the  activities  described in the preceding  clauses (i)
through (iv) do not  materially  interfere  with the proper  performance  of his duties and  responsibilities  hereunder and do not  interfere  with his devoting substantially  his  full  business  time and  attention  to the  affairs  of the
Company.

            3. BASE SALARY. The Company agrees to pay or cause to be paid to the
Executive  commencing no later than the Commencement  Date and during the Term a base salary at the rate of $500,000 per year or such larger  amount as the Board may from time to time determine (the "Base Salary"). The Executive's Base Salary shall be reviewed annually by the Compensation  Committee of the Board, with the first  review to occur in or around June 2006,  and shall be subject to increase from  time to time as  determined  in the sole  discretion  of the  Compensation
Committee of the Board. Such Base Salary shall be payable in accordance with the
Company's customary practices applicable to its executive officers.

            4. BONUS.

               (a) The Executive  shall be entitled to participate in any annual bonus plan maintained by the Company for its senior executives on such terms and conditions as may be determined from time to time by the Compensation  Committee of the Board. The payment of any such bonus shall be in the absolute  discretion of the Board or Compensation Committee.

               (b) Any bonus for 2005 will be prorated  based on  achievement of targets  and  actual  commencement  of  employment.  The  bonus for 2005 will be payable at the time  bonuses  are paid to the  Company's  executive  officers in
February 2006.

            5.  EQUITY   COMPENSATION.   The  Executive  shall  be  entitled  to
participate in the Company's equity based incentive  programs to the extent such programs are put into place and maintained for the Company's  senior  executives on such  terms  and  conditions  as may be  determined  from time to time by the
Compensation  Committee  of the  Board,  consistent  with  this  Agreement,  and commensurate with his position.

            6. SIGN-ON ARRANGEMENTS.

               (a) SIGN-ON STOCK OPTION GRANTS.

                   (i) As of the  Commencement  Date the Company shall grant the
            Executive a 10-year non-qualified stock option to purchase 1,044,092 shares of the  Company's  common  stock  pursuant to the 2005 Equity
            Incentive  Plan  (the  "Plan"),  representing  4% of  the  currently outstanding  shares  of  common  stock of the  Company,  subject  to shareholder  approval,  at an exercise price per share as determined under the Plan, vesting 33% 90 days following the grant date, 33% on the first anniversary of the grant and 34% on the second anniversary of the grant, and subject to earlier vesting as provided herein. The grant will be documented in the form attached hereto as Exhibit B.

                   (ii) As of the Commencement Date, the Company shall grant the
            Executive  an  additional  non-qualified  stock  option to  purchase
            720,000 shares,  subject to shareholder  approval and the closing of transaction among the Company,  Empire Resorts Holdings Inc., Empire
            Resorts  Sub,  Inc.,  Concord  Associates  Limited  Partnership  and

            Sullivan  Resorts  (the  "Concord  Transaction"),  so that his total number of options will still represent 4% of the common stock of the
            Company,  vesting  33% or the later to occur of (i)  closing  of the
            Concord  Transaction  and (ii) 90 days  following the date of grant,
            33% on the first  anniversary  of the  grant  and 34% on the  second anniversary.  The  grant  will be  documented  in the form  attached hereto as Exhibit C. In the event the Concord  Transaction  does not close, this grant will be canceled.

               (b) SIGN-ON RESTRICTED STOCK GRANTS.

                   (i) As of the Commencement  Date, the Company shall grant the
            Executive 261,023 restricted  shares,  pursuant to the Plan, subject to shareholder approval, representing 1% of the Company, vesting 33%
            on the grant date, 33% on the first anniversary of grant, and 34% on the second  anniversary of the grant, and subject to earlier vesting as  provided  herein.  The  grant  will be  documented  in the  form attached hereto as Exhibit D.

                   (ii) As of the Commencement Date, the Company shall grant the
            Executive an additional grant of 180,000 restricted shares,  subject to shareholder  approval and the closing of the Concord transaction, vesting  33% on  grant  date,  33% on first  anniversary  and 34% on second  anniversary,  so that his total  number of shares will still represent 1% of the  Company.  The grant will be  documented  in the form  attached  hereto  as  Exhibit  E.  In the  event  the  Concord transaction does not close, this grant will be canceled.

                   (iii) The Company  will use its best  efforts to register the shares so that the Executive  will be able to sell shares to pay his tax liability.

                   (iv) The  Executive  shall have the right to make an Internal
            Revenue  Code  Section  83(b)  elections  for the  restricted  share grants.

                   (v) The Company will take all necessary action to ensure that shares are duly authorized,  validly paid and registered for sale by the  Executive  for so long as such  shares  may not be freely  sold without such registration.

            7. EMPLOYEE BENEFITS. The Executive shall be entitled to participate in all employee benefit plans,  practices and programs maintained by the Company and made available to senior level executive officers generally and as may be in effect from time to time. The Executive's participation in such plans, practices and programs  shall be on the same basis and terms as are  applicable  to senior level executive officers of the Company generally.  Such level of benefits shall be at a level commensurate with his position.

            8. OTHER BENEFITS.

               (a) LIFE  INSURANCE.  The  Company  shall  maintain  a term  life insurance  policy on the life of the Executive in the amount of $2,000,000 which shall be  payable  to  Executive's  beneficiaries.  The  Company  shall  pay the premiums  with  respect  to such  term  life  insurance  policy  for the  period commencing on the Commencement Date and ending on the later to occur of the last day of the Term and the last day of the period during which welfare benefits are continued pursuant to Section 12(f) of this Agreement. The Company may also take out `Key Man" life  insurance  on the life of Executive in such amounts that the
Company  shall  determine,  and the  Executive  shall  fully  cooperate  in such efforts.

               (b)  VACATION.  The  Executive  shall be  entitled to annual paid vacation of six weeks, in accordance with the policies periodically  established by the Board for similarly situated executive officers of the Company.

               (c)  PERQUISITES.  The Executive shall be entitled to perquisites on the same basis as provided to other  senior level  executive  officers at the
Company.

            9. EXPENSES.

               (a)  The   Executive   shall  be  entitled   to  receive   prompt
reimbursement of all expenses  reasonably incurred by him in connection with the performance  of his duties  hereunder  or for  promoting,  pursuing or otherwise furthering the business or interests of the Company,  in each case in accordance with  policies  established  by the Board from time to time and upon  receipt of appropriate documentation.

               (b) The Executive shall be entitled to reimbursement for:

                   (i) Relocation  expenses,  including any applicable  broker's expenses,  incurred by Executive and his family in  relocating  from
            Las  Vegas,  Nevada  to New  York,  provided  that in the  event the
            Executive voluntarily  terminates his employment within 12 months of moving,  he shall be  required  to  reimburse  the  Company for such moving expenses; and

                   (ii)  Expenses of temporary  housing in New York and periodic commutation  expenses  between  Nevada  and New  York  prior  to his relocation (which shall not be greater than weekly).

            10.  AIRCRAFT  TRAVEL.  The Executive shall endeavor to use business class air travel,  but may use first class when business  class is not available or it is  otherwise  reasonable  under  the  circumstances  and  shall  exercise reasonable prudence not to incur unnecessary travel expenses.

            11. TERMINATION.

               (a) DEATH. The Executive's  employment  hereunder shall terminate upon the Executive's death.

               (b) DISABILITY.  If during the term of this Agreement,  Executive shall become ill, mentally or physically disabled, or otherwise incapacitated so as to be unable  regularly to perform the duties of his position for a period in excess of 120 days  ("Disability"),  then the  Company  shall  have the right to terminate  Executive's  employment  with the  Company  upon  written  notice  to
Executive.

               (c)  CAUSE.  The  Company  shall be  entitled  to  terminate  the
Executive's  employment  for "Cause." For  purposes of this  Agreement,  "Cause"
shall mean that the  Executive  (i) pleads  "guilty"  or "no  contest"  to or is convicted of an act which is defined as a felony  under  federal or state law or as a crime  under  federal  or state law  which  involves  Executive's  fraud or dishonesty, (ii) in carrying out his duties, engages in conduct that constitutes willful neglect or willful misconduct;  provided such plea, conviction,  neglect
or  misconduct  results  in  material  economic  harm  to  the  Company,   (iii)
Executive's  failure to obtain or maintain required licenses in the jurisdiction where the Company currently operates or has plans to operate,  in either case as of the commencement of Executive's  employment or (iv) the Executive's  material breach of this Agreement.

               The  Executive's   employment  with  the  Company  shall  not  be
terminated for Cause unless he has been given written notice by the Board of its intention to so terminate his employment (but only if susceptible to cure), such notice (i) to state in detail the  particular act or acts or failure or failures to act that  constitute the grounds on which the proposed  termination for Cause is based and (ii) to be given  within 6 months after the Board knew of such acts or failures  to act.  The  Executive  shall have 10 days after the date that the
Preliminary  Notice  of Cause is given  in which to cure  such  conduct,  to the extent such cure is possible.

               (d) GOOD REASON.  The  Executive  may  terminate  his  employment hereunder for "Good Reason" by delivering to the Company  written  notice of his intention  to  terminate  his  employment  which  identifies  the  act  or  acts constituting  Good Reason in  reasonable  detail.  The  Executive  may give such notice with or without  conditions,  including the right to withdraw such notice if the Company does not agree there are facts which constitute Good Reason.  The
Company shall have 60 days in which to cure.

            For  purposes  of this  Agreement,  "Good  Reason"  shall  mean  the occurrence  of  any of the  following  without  the  Executive's  prior  written consent: (i) the failure to appoint or continue the Executive as Chief Executive
Officer  or  President  of  the  Company;  (ii)  a  material  diminution  in the
Executive's  duties,  or the  assignment to the  Executive of duties  materially
inconsistent  with  his  duties,  positions,  authority,   responsibilities  and
reporting  requirements  as set  forth in  Section 2 of this  Agreement,  or the assignment of duties which materially impair the Executive's ability to function as the Chief Executive  Officer and President of the Company;  (iii) the failure of the  Board or a  nominating  committee  thereof  to  nominate  Executive  for election to the Board of Directors;  (iv) a reduction in or a material  delay in payment of the  Executive's  total cash  compensation  and  benefits  from those required to be provided in accordance with the provisions of this Agreement; (v)
a change in the reporting structure so that Executive no longer reports directly to the Board or a committee thereof;  (vi) the Company,  the Board or any person controlling  the Company  requires the Executive to relocate his principal place of employment to a location  other than New York State or Nevada,  other than on travel reasonably  required to carry out the Executive's  obligations under this
Agreement;  (vii) any  termination by Executive of his employment for any reason other  than  death or  Disability  within one year of a Change in Control of the
Company (as defined in Section 12(h) of this Agreement; (viii) a material breach by the Company of any of the provisions of this  Agreement;  or (ix) the failure of the Company to obtain the  assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of the
Company not later than the effective date of such transaction.

               (e) WITHOUT  CAUSE.  The Company may  terminate  the  Executive's employment  hereunder,  without Cause, at any time and for any reason (or for no reason) by giving the Executive a Notice of Termination.

               (f)  VOLUNTARY.   The  Executive  may  terminate  his  employment
hereunder  at any time and for any reason  other than Good Reason or  Disability
(or for no reason) by giving the Company a Notice of Termination. Such voluntary termination shall not be deemed a breach of this Agreement

               (g) NOTICE OF  TERMINATION.  For  purposes of this  Agreement,  a
"Notice  of  Termination"  shall  mean a notice  which  indicates  the  specific termination  provision  in this  Agreement  relied  upon and which sets forth in reasonable detail, if applicable, the facts and circumstances claimed to provide a basis for  termination of the  Executive's  employment  under the provision so
indicated.   For  purposes  of  this  Agreement,  no  purported  termination  of employment  which  requires a Notice of Termination  shall be effective  without such Notice of Termination. The Termination Date (as defined below) specified in such  Notice of  Termination  shall be no less than two weeks  from the date the
Notice of Termination is given;  PROVIDED,  HOWEVER, that (i) if the Executive's employment is terminated by the Company due to Disability, the date specified in the Notice of Termination  shall be at least 30 days from the date the Notice of
Termination  is given to the Executive and (ii) if the Executive  terminates his employment  in  accordance  with  Section  11(f)  of this  Agreement,  the  date specified in the Notice of  Termination  shall be at least 30 days from the date the Notice of Termination is given to the Company.

               (h) TERMINATION DATE.  "Termination  Date" shall mean the date of the termination of the Executive's  employment with the Company and specifically
(i) in the case of the Executive's death, his date of death; (ii) in the case of a  termination  of the  Executive's  employment  for Cause,  the  relevant  date specified  in  Section  11(c)  of  this  Agreement;  (iii)  in the  case  of the expiration of the Term of this Agreement in accordance  with Section 1, the date of such  expiration;  and (iv) in all other  cases,  the date  specified  in the
Notice of Termination.

            12. COMPENSATION UPON TERMINATION OF EMPLOYMENT.

               (a) FOR CAUSE;  WITHOUT GOOD  REASON.  If during the term of this
Agreement,  the Executive's employment under this Agreement is terminated by the
Company  for Cause or by the  Executive  without  Good Reason (and other than by reason of the Executive's  death or  Disability),  the Company's sole obligation hereunder shall be to pay the Executive the following  amounts earned  hereunder but not paid as of the Termination Date ((i) through (iv) collectively, "Accrued
Compensation"):

                   (i) Base Salary through the Termination Date;

                   (ii) any other compensation which has been earned, accrued or is  owing,  under  the  terms of the  applicable  plan,  program  or practice,  to the Executive as of the Termination Date but not paid, including,  without limitation, any incentive awards under the Bonus
            Plan;

                   (iii)  reimbursement  of  any  and  all  reasonable  expenses
            incurred   in   connection   with   the   Executive's   duties   and
            responsibilities  under this  Agreement in accordance  with policies established  by the  Board  from  time to time and upon  receipt  of appropriate documentation;

                   (iv)  other  or  additional   benefits  and  entitlements  in
            accordance with applicable  plans,  programs and arrangements of the
            Company; and

                   (v) other  than as set forth  herein,  the  vesting  of stock options and restricted stock shall be treated in accordance with the terms of the relevant plan, provided,  however, .that if Executive's employment hereunder is terminated by Executive without Good Reason, and the basis of such determination by the Executive is based upon a good faith  conclusion  by the  Executive and the Board of Directors that the direction  that the Company is going is  inconsistent  with the  direction  that  the  Executive  and  the  Board  of  Directors anticipated  that the  Company  would go as of the  commencement  of employment hereunder (i.e.  acquisitions and development),  then the stock options granted hereunder may be exercised for a period of one year following such termination  notwithstanding to the contrary set forth in the Plan.

               (b)  WITHOUT  CAUSE  OR  FOR  GOOD  REASON.  If  the  Executive's
employment  hereunder  is  terminated  by the  Company  without  Cause or by the
Executive for Good Reason,  the Company's sole obligation  hereunder shall be as follows:

                   (i)  the  Company   shall  pay  the   Executive  the  Accrued
            Compensation;

                   (ii) the Company shall pay the Executive a Pro-rata Bonus, at such time as other  participants  in the Bonus  Plan are paid  their respective bonuses in respect of that fiscal year;

                   (iii) if the Company has obtained "key man" life insurance in such amounts sufficient to cover this obligation (whether or not the
            Company has maintained such  insurance),  the Company shall continue to pay the Executive  Base Salary and target bonus for the remainder of the Term (the "Salary Continuation Period"), based on Executive's annual  Base  Salary  and  his  target  bonus  for  the  year of his termination, in equal installments, in accordance with the Company's customary payroll practices to its executive officers;

                   (iv) the Company shall continue to pay the premiums  provided for in Section 8(a) of this  Agreement for the time period set forth therein;

                   (v) all stock  options  as forth on  Schedules  B and C shall vest on the Termination Date and remain  exercisable for four years, but not longer than the scheduled term of the option; and

                   (vi) all  restricted  shares set forth on  Schedules  D and E shall vest on the Termination Date;

                   (vii) In the event the Executive  terminates  his  employment for Good Reason following a Change of Control as provided in Section
            11(d),  the Company  shall pay the  benefits  described  in Sections
            12(b)(i), (ii) and (iii) in a lump sum.

               (c)  DISABILITY.  If  the  Executive's  employment  hereunder  is terminated by the Company by reason of the Executive's Disability, the Company's sole obligation hereunder shall be as follows:

                   (i)  the  Company   shall  pay  the   Executive  the  Accrued
            Compensation;

                   (ii) the  Executive  shall be entitled to benefits  under the
            Company's regular and any supplemental  long-term disability plan or plans;

                   (iii) the Company shall pay the  Executive a Pro-rata  Bonus, at such time as other  participants in the Bonus Plan are paid their respective bonuses in respect of that fiscal year;

                   (iv) the Company shall continue to pay the premiums  provided for in Section 8(a) of this  Agreement for the time period set forth therein;

                   (v) stock  options  as set forth on  Schedules  B and C shall vest on the Termination Date and remain  exercisable for a period of four years,  but not longer than the  scheduled  term of the option;
            and

                   (vi)  restricted  stock set forth on  Schedules D and E shall vest on the Termination Date.

               (d) DEATH. If the Executive's  employment hereunder is terminated due to his death, the Company's sole obligation hereunder shall be as follows:

                   (i) the  Company  shall  pay the  Executive's  estate  or his beneficiaries (as the case may be) the Accrued Compensation;

                   (ii)  the  Company  shall  pay  the  Executive's   estate  or
            beneficiaries   (as  the  case  may  be),  at  such  time  as  other
            participants in the Bonus Plan are paid their respective  bonuses in respect of that fiscal  year,  a Pro-Rata  Bonus with respect to the fiscal year in which the Termination Date occurs;

                   (iii)  the  Company  shall  provide  such  assistance  as  is necessary to facilitate the payment of the life  insurance  proceeds provided  for in Section 8(a) of this  Agreement to the  Executive's beneficiary or beneficiaries;

                   (iv) stock  options  shall vest on the  Termination  Date and shall remain  exercisable  for a period of one year,  but not longer than the scheduled term of the option; and

                   (v)  restricted  stock and other equity  awards shall vest on the Termination Date.

               (e)  DETERMINATION  OF BASE SALARY.  For purposes of this Section
12, Base Salary shall be determined by the Base Salary at the annualized rate in effect on the Termination Date.

               (f) CONTINUATION OF EMPLOYEE BENEFITS.  Notwithstanding  anything to the contrary, in addition to any amounts payable above, the Company shall, at its expense, during the Salary Continuation Period, provide to the Executive and his  beneficiaries  continued  participation  in all  medical,  dental,  vision, prescription drug, hospitalization and life insurance coverages and in all other employee  welfare and pension benefit plans,  programs and arrangements in which the Executive was participating immediately prior to the Termination Date. COBRA benefits will commence after the Salary Continuation Period. Notwithstanding the foregoing,  the Company's  obligation  to provide  welfare  benefits  under this
Section  12(f)  shall be reduced to the extent  that  equivalent  coverages  and benefits are provided under the plans,  programs or arrangements of a subsequent employer.

               (g) NO MITIGATION;  NO OFFSET. In the event of any termination of his employment  hereunder,  the Executive  shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation provided to the Executive in any subsequent  employment,  except as provided in Section 12(f) of this Agreement.

               (h) CHANGE OF CONTROL.  For purposes of this Agreement,  the term
"Change of  Control"  shall be deemed to have  occurred as of the first day that any one or more of the following conditions is satisfied:

                   (i) Any person is or becomes the "beneficial  owner" (as that term is defined in Rule 13d-3 under the Exchange  Act),  directly or indirectly, of securities of the Company representing 50% or more of
            the  combined  voting  power  of  the  Company's  then   outstanding
            securities(other  than  current  shareholders   resulting  from  the
            Concord Transaction); or

                   (ii)  Any  of  the  following   occur:   (A)  any  merger  or
            consolidation  of the Company,  other than a merger or consolidation in which the voting  securities of the Company  immediately prior to the  merger  or  consolidation  continue  to  represent  (either  by remaining  outstanding  or being  converted  into  securities of the surviving  entity) 20% or more of the  combined  voting power of the
            Company  or  surviving  entity   immediately  after  the  merger  or
            consolidation  with another entity; (B) any sale,  exchange,  lease, mortgage,  pledge,  transfer,  or  other  disposition  (in a  single
            transaction  or  a  series  of  related   transactions)  of  all  or
            substantially all of the assets or earning power of the Company on a consolidated  basis; (C) any complete  liquidation or dissolution of
            the  Company;  (D)  any  reorganization,   reverse  stock  split  or
            recapitalization  of the  Company  that would  result in a Change of
            Control as  otherwise  defined  herein;  or (E) any  transaction  or series of related transactions having,  directly or indirectly,  the same effect as any of the foregoing.

The Concord  Transaction  (as currently  contemplated or in any amended form) is specifically excluded from the events constituting a Change of Control.

                   (i)  RELEASE.  In exchange  for the payment by the Company of the amounts  contemplated  by Section 12(b) of this  Agreement,  the

            Executive  agrees to execute  such form of release  with  respect to claims for such payment as is mutually and reasonably  acceptable to the Company and the Executive.

            13. EMPLOYEE COVENANTS.

               (a) UNAUTHORIZED DISCLOSURE.  The Executive shall not, during the term of this Agreement and thereafter,  make any  Unauthorized  Disclosure.  For purposes of this Agreement,  "Unauthorized  Disclosure" shall mean disclosure by the  Executive  without  the prior  written  consent of the Board to any person, other  than an  employee  of the  Company  or a  person  to whom  disclosure  is reasonably  necessary or appropriate in connection  with the  performance by the
Executive  of  his  duties  as an  executive  officer  of  the  Company,  of any confidential  information  relating to the  business or prospects of the Company including,  but not limited to, any confidential information with respect to any of the  Company's  customers,  products,  methods of  distribution,  strategies, business and marketing plans and business policies and practices,  except (i) to the extent  disclosure is or may be required by law, by a court of law or by any governmental  agency or other  person or entity with  apparent  jurisdiction  to require him to divulge,  disclose or make available such  information or (ii) in confidence  to an  attorney  or  other  advisor  for  the  purpose  of  securing professional  advice  concerning the Executive's  personal matters provided such attorney or other advisor  agrees to observe these  confidentiality  provisions.
Unauthorized  Disclosure  shall  not  include  the  use  or  disclosure  by  the
Executive,  without consent, of any information known generally to the public or known  within  the  Company's  trade or  industry  (other  than as a  result  of disclosure  by him in  violation of this Section  13(a)).  This  confidentiality covenant has no temporal, geographical or territorial restriction.

               (b) NON-COMPETITION.  During the Non-Competition Period described below,  the  Executive  shall not,  directly  or  indirectly,  without the prior written consent of the Company, own, manage, operate, join, control, be employed by,  consult with or  participate  in the  ownership,  management,  operation or control of, or be connected with (as a stockholder,  partner,  or otherwise) the gaming  industry in the  geographic  areas where the Company is operating or has plans to operate as of the beginning of the  Non-Competition  Period;  PROVIDED,
HOWEVER, that the "beneficial  ownership" (as that term is defined in Rule 13d-3 under the Exchange Act) by the  Executive  after his  termination  of employment with the Company,  either  individually or as a member of a "group" for purposes of Section  13(d)(3)  under the  Exchange  Act and the  regulations  promulgated thereunder,  of not more than two  percent  (2%) of the  voting  stock of any of these  corporations  which are  publicly  held shall not be a violation  of this
Agreement.

               (c) NON-SOLICITATION. During the Non-Competition Period described below,  the Executive  shall not,  either  directly or  indirectly,  alone or in conjunction with another person, interfere with or harm, or attempt to interfere with  or  harm,  the  relationship  of  the  Company,  its  subsidiaries  and/or affiliates, with any person who at any time was an employee of the Company.

               (d) For purposes of this Agreement,  the "Non-Competition Period"
means the period that Executive is employed by the Company,  plus the greater of
(i) one year  following  the voluntary  termination  of  Executive's  employment without Good Reason, (ii) one year following termination of the Executive by the
Company for Cause, or (iii) the balance of the Salary Continuation Period.

                                       10

               (e) REMEDIES.  The Executive  agrees that any breach of the terms of this Section 13 would result in irreparable  injury and damage to the Company for which the  Company  would  have no  adequate  remedy at law;  the  Executive therefore  also agrees that in the event of said breach or any threat of breach, the Company shall be entitled to seek an immediate  injunction  and  restraining order to prevent such breach and/or threatened breach and/or continued breach by the  Executive,  in addition  to any other  remedies to which the Company may be entitled at law or in equity.  The Executive and the Company  further agree that the  provisions of the covenants not to compete and solicit are  reasonable  and that the  Company  would  not  have  entered  into  this  Agreement  but for the inclusion of such  covenants  herein.  Should a court or  arbitrator  determine, however,  that any provision of the covenants is unreasonable,  either in period of time,  geographical  area,  or otherwise,  the parties  hereto agree that the covenants  should be  interpreted  and enforced to the maximum extent which such court or arbitrator deems reasonable.

            14. CERTAIN ADDITIONAL PAYMENTS.

               (a) In the event it shall be determined that any payment, benefit or  distribution  of any  type to or for the  benefit  of the  Executive  by the
Company,  any of its  affiliates,  or  any  person  who  acquires  ownership  or effective  control of the Company or ownership of a  substantial  portion of the
Company's  assets  (within the meaning of Section 280G of the  Internal  Revenue
Code of 1986, as amended (the "Code"),  and the  regulations  thereunder) or any affiliate of such person,  whether paid or payable,  received or receivable,  or distributed  or  distributable  pursuant  to the  terms  of  this  Agreement  or otherwise  (the  "Total  Payments"),  is or would be  subject  to the excise tax imposed by Section  4999 of the Code or any similar  successor  provision or any interest or penalties with respect to such excise tax (such excise tax, together with any such  interest  and  penalties,  are  collectively  referred  to as the
"Excise  Tax"),  then the  Executive  shall be entitled to receive an additional payment (the  "Gross-Up  Payment")  in an amount such that after  payment by the
Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the
Executive  retains  an amount of the  Gross-Up  Payment  equal to the Excise Tax imposed upon the Total Payments (not including the Gross-Up Payment).

               (b) All  determinations  as to whether any of the Total  Payments are  "parachute  payments"  (within  the  meaning of Section  280G of the Code), whether a Gross-Up Payment is required,  the amount of such Gross-Up Payment and any amounts relevant to the last sentence of Section 14(a),  shall be made by an independent  accounting firm selected by the Company from among the largest four accounting  firms in the United States (the "Accounting  Firm").  The Accounting
Firm shall  provide  its  determination  (the  "Determination"),  together  with detailed supporting  calculations,  regarding the amount of any Gross-Up Payment and any other relevant  matter,  both to the Company and the  Executive,  within fifteen days of the Termination Date, if applicable,  or such earlier time as is requested by the Company or the Executive (if the Executive  reasonably believes that  any of the  Total  Payments  may  be  subject  to  the  Excise  Tax).  Any determination  by the Accounting  Firm shall be binding upon the Company and the
Executive.  As a result of uncertainty in the application of Section 4999 of the
Code at the time of the initial  determination by the Accounting Firm hereunder, it may be  determined  that the  Company  should  have  made  Gross-Up  Payments
("Underpayment"),  or that Gross-Up  Payments will have been made by the Company which  should not have been made  ("Overpayment").  In either  such  event,  the

                                       11

Accounting  Firm shall  determine the amount of the  Underpayment or Overpayment that  has  occurred.  In  the  case  of an  Underpayment,  the  amount  of  such
Underpayment  shall be promptly paid by the Company to or for the benefit of the
Executive. In the case of an Overpayment,  the Executive shall, at the direction and  expense  of the  Company,  take  such  steps  as are  reasonably  necessary
(including  the filing of returns  and claims  for  refund),  follow  reasonable instructions  from, and procedures  established  by, the Company,  and otherwise reasonably cooperate with the Company to correct such Overpayment. The Executive and the Company  shall each  reasonably  cooperate  with the other in connection with any  administrative  or judicial  proceedings  concerning  the existence or amount of liability for Excise Tax with respect to the Total Payments.

            15. SECTION 409A.

            It is the  intention  of the  Parties  that  this  Agreement  comply strictly  with  the  provisions  of  Section  409A  of  the  Code  and  Treasury
Regulations and other Internal Revenue Service guidance  promulgated  thereunder
(the "Section 409A Rules").  Accordingly,  this  Agreement,  including,  but not limited to, any provisions  relating to severance  payments and the terms of any grants of  restricted  stock or options  hereunder,  may be amended from time to time as may be necessary or appropriate to comply with the Section 409A Rules.

            16. WITHHOLDING OF TAXES.

            The  Company  may take  such  actions  as it may  deem  appropriate, consistent  with  applicable  law,  in  connection  with any  compensation  paid pursuant  to  this  Agreement  with  respect  to the  withholding  of any  taxes
(including income or employment taxes) or any other tax matters,  including, but not limited to, requiring the Executive to furnish to the Company any applicable withholding  taxes prior to the issuance of stock pursuant to an option grant or the vesting of restricted stock.

            17. INDEMNIFICATION; INSURANCE; LIMITATION OF LIABILITY.

               (a) The Company agrees that if the Executive is made a party,  or is threatened to be made a party,  to any action,  suit or  proceeding,  whether civil, criminal,  administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director,  officer or employee of the Company or is or was serving at the request of the  Company as a  director,  officer,  member, employee or agent of another corporation,  partnership,  joint venture, trust or other enterprise,  including service with respect to employee benefit plans, the
Executive  shall be indemnified  and held harmless by the Company to the fullest
extent  legally  permitted  or  authorized  by  the  Company's   certificate  of
incorporation  or bylaws or resolutions of the Company's Board against all cost, expense,  liability and loss (including,  without  limitation,  attorneys' fees, judgments,  fines,  ERISA excise  taxes or other  liabilities  or penalties  and amounts paid or to be paid in settlement) reasonably incurred or suffered by the
Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director,  member, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators.  The Company shall advance to the Executive all costs and expenses  incurred by him in connection with a Proceeding within a reasonable  time.  Such request shall include an undertaking by the Executive to

                                       12

repay the amount of such advance if it shall ultimately be determined that he is not entitled by law to be indemnified against such costs and expenses;  provided that the amount of such  obligation  to repay shall be limited to the  after-tax amount of any such advance  except to the extent the Executive is able to offset such taxes incurred on the advance by the tax benefit, if any, attributable to a deduction realized by him for the repayment.

               (b)  Neither the  failure of the  Company  (including  its Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding  concerning payment of amounts claimed by the
Executive  under  Section 17(a) above that  indemnification  of the Executive is
proper  because  he  has  met  the  applicable   standard  of  conduct,   nor  a
determination by the Company (including its Board,  independent legal counsel or stockholders)  that  the  Executive  has not met  such  applicable  standard  of conduct,  shall  create  a  presumption  in any  judicial  proceeding  that  the
Executive has not met the applicable standard of conduct.

               (c) The Company  agrees to continue and maintain a directors' and officers' liability insurance policy covering the Executive,  until such time as actions  against the  Executive  are no longer  permitted by law, with terms and conditions no less favorable  than the most favorable  coverage then applying to any other senior level executive officer or director of the Company.

            18. REPRESENTATIONS.

               (a) The  Executive  represents  and warrants that he has the free and unfettered right to enter into this Agreement and to perform his obligations under it and that he knows of no  agreement  between  him and any other  person, firm or  organization,  or any law or regulation,  that would be violated by the performance of his obligations under this Agreement.

               (b)  The  Company  represents  that  (i)  the  execution  of this agreement and the provision of all benefits and grants provided herein have been duly authorized by the Company,  including,  where  necessary,  by the Board and
Compensation  Committee,  (ii) the execution,  delivery and  performance of this
Agreement does not violate any law, regulation,  order, decree,  agreement, plan or corporate  governance  document of the Company,  (iii) upon the execution and delivery of this agreement,  it shall be the valid and binding obligation of the
Company  enforceable  in accordance  with its terms,  (iv) there are no material investigations  by any  governmental  authority of the Company or its affiliates pending,  or to the actual  knowledge  of the Company,  threatened,  and Company senior management knows of no facts that would warrant such  investigation,  (v)
there are no facts or  circumstances  that may  result in a  material  financial restatement,  and (vi) it will use its  commercially  reasonable best efforts to obtain  "key  man"  life  insurance  on the life of  Executive  as  promptly  as reasonably  practicable  in order to fund the  obligations  of the Company under
Section 12(b)(iii) hereof.

            19. SUCCESSORS AND ASSIGNS.

               (a) This  Agreement  shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall require any successor or assign to expressly  assume and agree to perform this Agreement

                                       13

in the same manner and to the same extent that the Company  would be required to perform it if no such  succession or assignment  had taken place.  The term "the
Company" as used herein shall include any such successors and assigns.  The term
"successors and assigns" as used herein shall mean a corporation or other entity
acquiring  or  otherwise   succeeding  to,   directly  or  indirectly,   all  or
substantially  all the  assets  and  business  of the  Company  (including  this
Agreement) whether by operation of law or otherwise.

               (b) Neither this  Agreement  nor any right or interest  hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This
Agreement  shall inure to the benefit of and be enforceable  by the  Executive's legal personal representative.

            20.  ARBITRATION.  Except with  respect to the remedies set forth in
Section 13(e) hereof,  if in the event of any  controversy  or claim between the
Company or any of its affiliates and the Executive arising out of or relating to this  Agreement,  either party  delivers to the other party a written demand for arbitration of a controversy or claim,  then such claim or controversy  shall be submitted to binding arbitration.  The binding arbitration shall be administered by the American Arbitration  Association under its Commercial Arbitration Rules.
The  arbitration  shall take place in New York,  NY. Each of the Company and the
Executive  shall  appoint  one  person  to act  as an  arbitrator,  and a  third arbitrator shall be chosen by the first two arbitrators (such three arbitrators, the  "Panel").  The Panel  shall have no  authority  to award  punitive  damages against the Company or the Executive.  The arbitrator shall have no authority to add  to,  alter,  amend  or  refuse  to  enforce  any  portion  of the  disputed agreements.  The Company and the Executive  each waive any right to a jury trial or to petition for stay in any action or  proceeding  of any kind arising out of or relating to this  Agreement.  Pending the  resolution of any claim under this
Section 18, the Executive (and his beneficiaries)  shall continue to receive all payments and benefits  due under this  Agreement,  except to the extent that the arbitrator(s) otherwise provide.

            21. FEES AND EXPENSES.  The Company shall pay the  reasonable  legal fees reasonably incurred by the Executive in connection with the negotiation and execution of this  Agreement.  In addition,  the Company  agrees to pay promptly upon presentation of an invoice from the Executive, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably  incur as a result of (a) any contest by the Company of the validity or enforceability of, or liability under,  any provision of this Agreement,  (b) any effort to enforce the  Executive's  rights  hereunder or (c) any dispute between the Executive and the Company relating to this Agreement; provided that the claim by the Executive is made in good faith and upon a reasonable basis.

            22.  NOTICE.  For the  purposes of this  Agreement,  notices and all other  communications  provided for in the  Agreement  (including  the Notice of
Termination)  shall be in  writing  and shall be deemed to have been duly  given when  personally  delivered  or sent by  registered  or certified  mail,  return receipt  requested,  postage  prepaid,  or upon  receipt if  overnight  delivery service or facsimile is used, addressed as follows:

                                       14

            TO THE EXECUTIVE:

            David P. Hanlon
            7174 Durango Street
            Las Vegas, NV  89120

            with a copy to:

            Sara Stewart Champion
            Vedder, Price, Kaufman & Kammholz, P.C.
            805 Third Avenue
            New York, NY 10022

            TO THE COMPANY:

            Empire Resorts, Inc.
            P.O. Box 5013
            Monticello, New York  12701-5193

            with a copy to:

            Robert H. Friedman
            Olshan Grundman Frome Rosenzweig & Wolosky LLP
            Park Avenue Tower
            65 East 55th Street
            New York, New York  10022

            23.  SETTLEMENT  OF CLAIMS.  The  Company's  obligation  to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder  shall  not be  affected  by  any  circumstances,  including,  without limitation, any set-off, counterclaim,  recoupment, defense or other right which the Company may have against the Executive or others.

            24.  SURVIVORSHIP.  Except as otherwise set forth in this Agreement, the respective rights and obligations of the Executive and the Company hereunder shall survive any termination of the Executive's employment.

            25.  MISCELLANEOUS.  No provision of this Agreement may be modified, waived or discharged unless such waiver,  modification or discharge is agreed to in writing  and signed by the  Executive  and the  Company.  No waiver by either party  hereto  at any time of any  breach  by the  other  party  hereto  of,  or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions  at the same or at any prior or  subsequent  time.  No  agreement  or representations,  oral or  otherwise,  express or implied,  with  respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

                                       15

            26. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of law principles thereof.

            27.  SEVERABILITY.  The provisions of this Agreement shall be deemed severable and the  invalidity  or  unenforceability  of any provision  shall not affect the validity or enforceability of the other provisions hereof.

            28.  ENTIRE  AGREEMENT.   This  Agreement   constitutes  the  entire
agreement  between the parties hereto and supersedes  all prior  agreements,  if any,  understandings  and  arrangements,  oral or  written,  between the parties hereto with respect to the subject matter hereof. This Agreement may be executed in one or more counterparts.

                                       16

            IN WITNESS  WHEREOF,  the Company has caused  this  Agreement  to be executed by its duly  authorized  officer and the  Executive  has executed  this
Agreement as of the day and year first above written.

                                         THE COMPANY:

                                         EMPIRE RESORTS, INC.

                                         By: /s/ John Sharpe
                                             -------------------
                                             John Sharpe
                                             Chairman of the Board

                                         THE EXECUTIVE:

                                         /s/ David P. Hanlon
                                         -------------------
                                         David P. Hanlon

                                       17